UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: SEPTEMBER 25, 2006
                        (DATE OF EARLIEST EVENT REPORTED)

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                            KIMCO REALTY CORPORATION
                   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                                    MARYLAND
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                1-10899                                   13-2744380
        (COMMISSION FILE NUMBER)              (IRS EMPLOYER IDENTIFICATION NO.)

        3333 NEW HYDE PARK ROAD
        NEW HYDE PARK, NEW YORK                           11042-0020
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 (516) 869-9000
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
                          ---------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

     On September 25, 2006, Kimco and Pan Pacific Retail Properties, Inc.
("Pan Pacific") issued a joint press release, announcing that Pan Pacific's stockholders approved the proposed merger of Pan Pacific with KRC Acquisition, Inc., a subsidiary of Kimco, and the other transactions contemplated by the merger agreement dated July 9, 2006. Kimco and Pan Pacific also announced that they have set October 31, 2006 as the closing date for the transactions. A copy of the joint press release is filed as Exhibit 99.1 hereto.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

     The following are filed as Exhibits to this Report.

EXHIBIT NO.                            EXHIBIT DESCRIPTION

99.1 Joint Press Release, dated September 25, 2006, announcing the approval of Pan Pacific stockholders and the closing date

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      KIMCO REALTY CORPORATION

Date:  September 28, 2006             By:  /s/ Michael V. Pappagallo
                                           ------------------------------------
                                         Name: Michael V. Pappagallo
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                            EXHIBIT DESCRIPTION

99.1 Joint Press Release, dated September 25, 2006, announcing the approval of Pan Pacific stockholders and the closing date

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